CONSENT IF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

      I hereby consent to the use in this Form 8-K of my report dated May 20,2000, related to the financial statements of Ciera Network Systems, Inc. for the year ended December 31, 1999, and to the reference of our firm under the caption "Experts" in the Prospectus.


                              /s/ David E.  Hamblin
                              ----------------------------------------
                              DAVID E. HAMBLIN
                              Certified Public Accountant

Houston, Texas
September 28, 2000

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